Financial income (expense), net - Schedule of other financial results (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Other Financial Results Abstract [Abstract]
Amortized cost (Note 18.2)	$ (2,365)	$ (4,164)	$ (2,811)
Changes in the fair value of Warrants (Note 18.5.1)	(30,350)	(2,182)	16,498
Net changes in foreign exchange rate	33,263	14,328	3,068
Discount of assets and liabilities at present value	(2,561)	(2,300)	(3,432)
Impairment of financial assets			(4,839)
Changes in the fair value of financial assets	(17,599)	5,061	(645)
Interest expense on lease liabilities	(1,925)	(1,079)	(1,641)
Discount for well plugging and abandonment	(2,444)	(2,546)	(2,584)
Remeasurement in borrowings (1)	(52,817)	(19,163)
Others	9,242	4,851	633
Total other financial results	$ (67,556)	$ (7,194)	$ 4,247